Prospectus Supplement

John Hancock Funds II

Global Equity Fund (the fund)

Supplement dated March 15, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

Effective March 31, 2022 (the Effective Date), Uday Chatterjee and Felicity Smith will be added as portfolio managers of the fund. As of the Effective Date, Paul Boyne and Stephen Hermsdorf will continue as portfolio managers of the fund and, along with Uday Chatterjee and Felicity Smith, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the Effective Date, the following information will be added under the heading “Portfolio management” in the “Fund summary” section of the fund’s Prospectus:

Uday Chatterjee

Portfolio Manager and Analyst

Managed fund since 2022

Felicity Smith

Portfolio Manager and Analyst

Managed fund since 2022

Also, as of the Effective Date, the following information will be added under the heading “Who’s who - Subadvisor” in the “Fund details”

section of the fund’s Prospectus:

Uday Chatterjee

•	Portfolio Manager and Analyst
•	Manager of the fund since 2022
•	Joined Manulife IM (US) in 2011
•	Began business career in 2005

Felicity Smith

•	Portfolio Manager and Analyst
•	Manager of the fund since 2022
•	Joined Manulife IM (US) in 2020
•	Began business career in 1985

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

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